Park Sterling Corporation
Investor Presentation

(NASDAQ: PSTB)

PARKSTERLING
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Fourth Quarter 2016

Forward Looking Statements

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This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, results and conditions and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, noninterest income, noninterest expense, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, deterioration in the credit quality of the loan portfolio or the value of collateral securing loans, deterioration in the value of securities held for investment, the impacts of a potential increasing rate environment, and other similar matters with respect to Park Sterling; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of *de novo* branches or otherwise; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve or maintain adjusted operating expense to adjusted operating revenue targets; inability to generate future ATM and card income from marketing expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the preceding uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Opportunity, Vision, Strategy, Differentiation

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- High Growth Markets
- Exceptional Talent
- Broad Product Capabilities
- Strong Balance Sheet and Capital Position
- Strong Credit Quality

Vision

- Our commitment and value proposition is to be large enough to help customers achieve their financial aspirations and small enough to care that they do
- Our plan is to build a high performing, well respected regional community bank focused on serving attractive markets in the Carolinas and Virginia
- Our guiding principles are ***Soundness, Profitability, and Growth***

Strategy

- Focus on markets well known to management
- Diversify by geography and business mix
- Operate through local market management
- Drive organic growth through selective de novo entry into attractive markets, expanded product offerings and hiring initiatives
- Utilize M&A to build core deposits and operating scale

Distinguishing Strengths

- Located in some of the most attractive high growth markets in the Southeast
- Talented and experienced bankers that are well known in their markets
- Broad array of products and services that position us to fully meet the needs of our target customer segments and provide a diverse stream of revenues
- Strong balance sheet with ample capital and liquidity to grow our businesses
- High quality loan portfolio and strong credit culture

Corporate Vision and Strategy:

Building the Franchise

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2010 Pre-IPO	2011	2012	2013	2014	2015	2016
Assets: $0.5B	$1.1B	$2.0B	$2.0B	$2.4B	$2.5B	$3.2B
Offices: 3	23	44	43	53	49	56
Employees: 47	258	458	458	534	475	542
Years Old: 4	24	107	108	109	110	111
	Completed merger with Community Capital Corporation (Upstate SC)	Completed merger with Citizens South Banking Corporation (Charlotte MSA)		Completed merger with Provident Community Bancshares, Inc. (Charlotte MSA)		Completed merger with First Capital Bancorp, Inc. (Richmond MSA)
	Established *de novo* offices in Charleston, SC and Greenville, SC and Raleigh, NC			Established *de novo* office in Richmond, VA	Established second office in Richmond, VA	
	Recruited new Chief Credit Officer Recruited experienced bankers, product specialists and back office personnel	Recruited new Head of Retail Banking and Charlotte Market President Recruited experienced bankers, product specialists and back office personnel	Recruited new Head of Internal Audit and Compliance Recruited experienced bankers and product specialists	Attracted new Heads of Wealth Management, Mortgage Banking and Operations and Technology		
	Introduced asset-based lending capability Gained retail banking, mortgage banking, wealth management and treasury services capabilities through merger	Enhanced retail banking and mortgage banking capabilities through merger	Introduced trust management capabilities Introduced new mobile banking platform and implemented second-phase (deposit capture) Introduced "Sterling at Work" retail bank account acquisition strategy	Introduced capital markets interest rate hedging capabilities Established specialized small business and business banking groups Introduced "Answers You Can Bank On℠" brand campaign	Introduced 360° By Park Sterling Bank (online personal finance aggregator) Introduced online personal deposit account opening Introduced capital markets foreign exchange capabilities Implemented "Navigator" a new online and mobile platform for commercial customers	

Distinctive Franchise with Attractive Footprint

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- Attractive franchise created since embarking on enhanced growth strategy following the bank's August 2010 public offering
  - Largest community banking market-share in the attractive Charlotte-Concord-Gastonia MSA
  - Strong and growing presence in the attractive Richmond MSA
  - Approximately 90% of deposits in markets with projected population growth above the national average
  - Additional origination capabilities in Greenville, Charleston, Raleigh and Wilmington

- Distinguishing strengths
  - Located in some of the most attractive high growth markets in the Southeast
  - Talented and experienced bankers that are well known in their markets
  - Broad array of products and services that position us to fully meet the needs of our target customer segments and provide a diverse stream of revenues
  - Strong balance sheet with sufficient capital and liquidity to grow our businesses
  - High quality loan portfolio and strong credit culture


95
Richmond
VA
85
Greensboro
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
85
26
SC
Wilmington
Charleston
GA
95
PSTB Branch (56)

Sources: SNL and company information.

Uniquely Attractive Markets

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Charlotte, NC



- Largest Community Bank headquartered in Charlotte
- 19 branches/ 38% of deposits
- MSA population 2.49 million
- Projected 5-year growth 7.16%
- Nation's second largest banking center, sixth busiest airport and home to seven Fortune 500 companies

Greenville-Spartanburg, SC



- Regional headquarters
- 12 branches/ 13% of deposits
- Combined population 1.20 million
- Combined projected 5-year growth 4.96%
- Home to major operations for BMW, Michelin, GE, Fluor and Lockheed Martin

Richmond, VA



- Regional headquarters
- 10 branches/ 22% of deposits
- MSA population 1.29 million
- Projected 5-year growth 4.57%
- State capital, headquarters of Fifth Federal Reserve District, home to six Fortune 500 companies

Raleigh, NC



- Key origination market
- 1 branch
- MSA population 1.31 million
- Projected 5-year growth 8.20%
- State capital, diversified economic base with technology, healthcare, education and government

Charleston, SC



- Key origination market
- 1 branch
- MSA population 769,000
- Projected 5-year growth 8.66%
- Home to major operations for Boeing, diversified economic base with transportation, healthcare, tourism and government

Wilmington, NC



- Key origination market
- 1 branch
- MSA population 285,000
- Projected 5-year growth 7.06%
- Diversified economic base with transportation, agriculture, healthcare and tourism

Source: SNL Financial, Charlotte Chamber of Commerce, Greenville Chamber of Commerce, Richmond Chamber of Commerce and Company. $ in thousands. Deposit data as of June 30, 2016.

Market Demographics

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- Company has 90% of deposits based in higher growth markets*
- Presence in six of the top ten MSAs across the combined North Carolina, South Carolina and Virginia markets by population
  - Among those, six of the top seven are concentrated in those MSAs with the highest projected rate of population growth

Combined Company Demographic Profile

				Population		Household Income	
Higher Growth Markets	# Branches	Company Deposits ($000)	Percent of Franchise (%)	2017 (Actual)	Projected Change 2017-2022 (%)	Median 2017 ($)	Projected Change 2017-2027 (%)
Charlotte, NC	19	947,387	38.2	2,485,529	7.16	57,513	9.08
Richmond, VA	10	542,049	21.9	1,285,883	4.57	63,921	5.89
Greenville, SC	9	217,874	8.8	891,702	6.10	47,232	5.70
Towns, Georgia	2	116,897	4.7	11,438	6.58	40,493	5.71
Spartanburg, SC	3	108,965	4.4	329,437	4.89	44,857	5.72
Columbia, SC	2	71,976	2.9	823,488	5.68	52,720	7.93
Wilmington, NC	1	69,455	2.8	284,733	7.06	52,355	9.14
Gilmer, Georgia	1	48,058	1.9	29,949	5.49	41,041	5.66
Union, Georgia	1	40,466	1.6	22,669	5.45	41,445	2.80
Fannin, Georgia	1	35,423	1.4	24,749	5.16	37,624	5.69
Raleigh, NC	1	13,554	0.5	1,305,052	8.20	66,597	5.79
Charleston, SC	1	12,559	0.5	768,937	8.66	57,186	7.93
Higher Growth Sub-total	**51**	**2,224,663**	**89.7**	**8,263,566**	**6.69**	**57,458**	**7.28**
Other Stable Markets							
Greenwood, SC	4	180,214	7.3	94,834	2.03	40,369	8.10
Newberry, SC	1	75,618	3.0	38,260	3.36	44,743	4.52
Other Stable Sub-total	**5**	**255,832**	**10.3**	**133,107**	**2.41**	**41,622**	**6.99**
Total PSTB	**56**	**2,480,495**	**100.0**	**8,396,673**	**6.62**	**57,207**	**7.28**
Aggregate: National				**325,139,271**	**3.77**	**57,462**	**7.27**

Top 10 MSAs in NC-SC-VA

Metropolitan Statistical Area (MSA)	2017 Population	2017 - 2022 Projected Population Change
Washington, D.C.	6,203,724	5.50
Charlotte, NC	2,485,529	7.16
Virginia Beach, VA	1,743,468	3.46
Raleigh, NC	1,305,052	8.20
Richmond, VA	1,285,883	4.57
Greenville, SC	891,702	6.10
Columbia, SC	823,488	5.68
Charleston, SC	768,937	8.66
Greensboro, NC	760,830	4.38
Winston-Salem, NC	664,730	3.76

Source: SNL Financial. Deposit data as of June 30, 2016.   ** Defined as markets with projected population growth above national average.*

Exceptional Talent Driving Performance

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Matrix organization to drive performance through local market leadership and bankers to better understand and support customers, as well as central business unit leadership and product specialists to better develop products and deliver technical expertise

Commercial Experience

Over 90% of the bankers in our markets have formal top tier bank or regional bank credit and product training.

Charlotte Market- 9 commercial bankers (including Regional President)

- Average banking experience 23 years, with over 80% of that combined experience coming in-market.
- Most recent hires were three C&I bankers as well as three portfolio support positions.
- Two business bankers in market, both recruited from major regionals.

Richmond Market- 8 commercial bankers (including Regional President)

- Average banking experience is over 25 years, including one lender with over 40 years of in-market experience.
- Two business bankers in market.

Capital Markets leader with over 28 years of experience ranging from the exchange floor in Chicago to the management of one of the largest global asset management platforms at a top tier institution.

Personal Financial Services

- Retail Market Executive with almost 20 years of experience including responsibility for 200 branches in the Carolinas and Virginia at top tier and regional banks.
- Head of Wealth Management with 25 years of experience building trust and wealth management businesses.
- Mortgage production manager with over 20 years of experience building successful mortgage production teams in the Carolinas at top tier and regional banks.

Value Adding Suite of Products

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Commercial Financial Services

- C&I Cash Flow Lending
- Capital Markets
- C&I Owner-Occupied
- Treasury Services
- Commercial Real Estate
- Asset-Based Lending
- Builder Finance

Commercial
Middle Market
Commercial Real Estate
Government
Not-for-Profit

Personal Financial Services

- Depository Services
- Consumer Lending
- Wealth Management
- Mortgage Banking
- Trust Services
- Small Business Lending
- Private Banking
- Retail Brokerage

Consumers
Small Business
Affluent

Strong distribution channels: retail branch network, online banking and mobile banking

Commercial Banking Capabilities

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Utilizing a proven operating model to differentiate Park Sterling from competitors

Geographically diversified to maximize growth opportunities and generate a more balanced loan portfolio

- Charlotte, Raleigh and Wilmington, NC
- Greenville and Charleston, SC
- Richmond, VA
- Community markets in NC, SC and GA

- Broad product capabilities to meet customer needs and deepen relationships
  - Cash flow and asset-based C&I lending
  - Construction, mini-perm and term investor and owner-occupied CRE lending
  - Builder finance specialty
  - Treasury services
    - remote capture
    - Navigator (online and mobile banking)
  - Capital markets (interest rate hedging and foreign exchange)

Personal Financial Services Capabilities

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Attractive branch network in key markets-
Richmond, VA, Upstate SC and Charlotte, NC

Integrated operating model attracting retail and small business customers from both large and small competitors

- 360° by Park Sterling- online account aggregation and budging tool
- Sterling at Work- customer acquisition strategy
- Mobile banking- including Debit On/Off and Picture Pay™ capabilities
- Wealth Management
  - Brokerage services (mutual funds, annuities)
  - Estate planning, settlement and advisory services
  - Trust services
  - Private bankers for full service wealth relationships
- Mortgage banking services

Peer Group Comparisons – Capital and Liquidity

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Tier 1 Leverage Ratio (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
10.92
11.00
9.76
10.06
10.06
11.37 9.98 9.16
10.98 9.90 8.96
11.77 10.13 8.90
11.78 9.76 9.11
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
75th %
50th %
25th %
PSTB

Tier 1 Common Capital (CET1) Ratio (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
13.21
12.97
10.96
11.14
11.07
12.66 11.60 10.69
13.30 11.54 10.55
12.97 11.52 10.17
12.66 11.63 10.02
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
75th %
50th %
25th %
PSTB

Tangible Common Equity / Tangible Assets* (%)*


12.00
10.00
8.00
6.00
4.00
2.00
-
10.02
9.93
8.87
9.00
9.00
10.34 9.28 8.24
10.51 9.15 8.21
10.65 9.19 8.38
10.54 9.29 8.47
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
75th %
50th %
25th %
PSTB*

On-Hand Liquidity#/Liabilities (%)


20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
18.66
16.35
13.98
13.27
13.48
13.19 10.97 8.03
14.70 10.01 8.59
13.43 10.25 7.99
12.38 9.32 7.43
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
75th %
50th %
25th %
PSTB

Source: SNL and company data # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Peer Group Comparisons – Asset Quality

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NPLs to Total Loans (%)


2.50
2.00
1.50
1.00
0.50
-
0.49
0.47
0.41
0.33
0.48
2.17 1.49 0.82
2.11 1.42 0.76
2.01 1.42 0.65
1.86 1.34 0.55
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)


2.50
2.00
1.50
1.00
0.50
-
0.67
0.54
0.44
0.35
0.44
2.00 1.42 0.90
2.15 1.27 0.87
2.02 1.27 0.69
1.94 1.22 0.74
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)*


2.50
2.00
1.50
1.00
0.50
-
2.21
2.10
1.88
1.79
1.71
0.51
0.51
0.43
0.46
0.48
1.27 1.14 0.75
1.24 1.06 0.72
1.21 0.99 0.73
1.16 0.95 0.65
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
75th %
50th %
25th %
PSTB - Adjusted*
PSTB

Annualized NCOs to Average Loans (%)


0.20
0.15
0.10
0.05
-
(0.05)
(0.10)
(0.07)
0.02
(0.04)
(0.03)
(0.02)
0.10 0.07 0.05
0.18 0.09 0.05
0.15 0.08 (0.01)
0.13 0.07 0.02
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
75th %
50th %
25th %
PSTB

Source: SNL and company data * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Peer Group Comparisons – Earnings Profile

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Adjusted Return on Average Assets (%) (annualized)*


1.20
1.00
0.80
0.60
0.40
0.20
-
0.76
0.77
0.79
0.83
0.91
0.77
0.60
0.35
0.71
0.79
1.09 0.99 0.72
1.11 0.94 0.77
1.04 0.85 0.63
1.03 0.96 0.65
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Return on Avg Tang. Common Equity (%) (annualized)*


14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
7.77
7.74
9.06
9.37
10.30
7.80
6.09
4.03
8.08
8.91
12.58 11.09 6.47
12.62 10.22 9.18
11.36 10.46 7.34
11.95 11.06 7.93
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
75th %
50th %
25th %
PSTB (adj)*
PSTB

Net Interest Margin (%) (annualized)


4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
3.58
3.52
3.78
3.69
3.54
4.13 3.84 3.39
4.09 3.79 3.38
4.01 3.81 3.36
4.00 3.81 3.41
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
75th %
50th %
25th %
PSTB

Adjusted Oper Expense to Adjusted Oper Revenue (%) (annualized)*


90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
-
72.83
74.95
83.49
69.84
67.52
71.49
67.84
65.44
64.17
61.30
73.05 67.55 58.36
75.40 68.90 59.17
74.33 68.45 60.25
72.36 63.86 58.59
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
75th %
50th %
25th %
PSTB (adj)*
PSTB

Source: SNL and company data
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Strategic Priorities for 2016-2018

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- ***Achieve operating leverage as business model matures***
  - Increase banker productivity as newer bankers build their portfolios and add new customers
  - Focus on cross-selling opportunities, deepening relationships and expanding noninterest income sources of revenue
  - Focus on attractive, high-growth markets where we believe we can carve out a competitive niche and/or leverage current excess capacity.
  - Expand loan marketing to customers that are more likely to use multiple products.
- ***Continue to improve profitability and returns***
  - Show meaningful progress toward attaining a 1% ROAA by 2018
  - Continue to demonstrate disciplined expense management and show meaningful progress in reducing the ratio of adjusted operating expenses to adjusted operating revenues*
  - Thoughtfully manage capital while maintaining a strong balance sheet with capacity for growth
- ***Selectively pursue opportunities to expand / enhance our business strategies while providing attractive value to shareholders***

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Financial Review
Third Quarter 2016

Earnings Profile – Third Quarter

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Three Month Results

	2015Q3	2016Q2	2016Q3	Linked Quarter Change	% Change
Adjusted Net Income*					
Total interest income	$ 22,429	$ 29,698	$ 29,444	$ (254)	-1%
Total interest expense	2,067	3,648	3,621	(27)	-1%
Net interest income	20,362	26,050	25,823	(227)	-1%
Provision for loan losses	-	882	642	(240)	-27%
Net interest income after provision	20,362	25,168	25,181	13	0%
Adjusted noninterest income*	4,873	5,462	5,447	(15)	0%
Adjusted noninterest expense*	18,388	20,678	19,625	(1,053)	-5%
Adjusted pretax income*	6,847	9,952	11,003	1,051	11%
Income tax expense	2,085	3,509	3,691	182	5%
Adjusted net income*	$ 4,762	$ 6,443	$ 7,312	$ 869	13%
Adjusted net income per share*	$ 0.11	$ 0.12	$ 0.14	$ 0.02	13%
Weighted average dilutive shares	*44,287,019*	*52,704,537*	*52,743,928*	*39,391*	0%
Reported Net Income					
Adjusted pretax income*	$ 6,847	$ 9,952	$ 11,003	$ 1,051	11%
Less: (Gain) loss on sale of securities	(54)	87	-	(87)	100%
Less: Merger-related expenses	31	1,268	1,487	219	17%
Reported pretax income	6,870	8,597	9,516	919	11%
Income tax expense	2,092	3,045	3,192	147	5%
Net income	$ 4,778	$ 5,552	$ 6,324	$ 772	14%
Net income per share	$ 0.11	$ 0.11	$ 0.12	$ 0.01	14%
Memo Items					
Adj. operating expense to adj. operating revenue*	71.49%	64.17%	61.30%		
Adjusted return on average assets*	0.76%	0.83%	0.91%		
Adjusted return on average tangible common equity*	7.77%	9.37%	10.30%		

- 2016 results include the acquisition of First Capital as of Jan 1
- Solid operating results with adjusted net income* of $7.3 million and adjusted net income per share* of $0.14
  - Adjusted net income* up $869 thousand, or 13% from 2Q'16
  - Adjusted net income per share* increased 27% from 3Q'15
- Performance reflects:
  - Achieving targeted loan growth
  - Net interest margin yield compression generally in line with management expectations in challenging interest rate environment
  - Continued strong credit quality
  - Steady overall non-interest income
  - Lower non-interest expenses
- Profitability and return measures continued to improve

*(Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*

Net Interest Income

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Three Month Results

	2015Q3	2016Q2	2016Q3	Linked Quarter Change	% Change
Interest Income (Expense) (non-tax equivalent basis)					
Total interest income	$ 22,429	$ 29,698	$ 29,444	$ (254)	-1%
Total interest expense	(2,067)	(3,648)	(3,621)	27	-1%
Net interest income	$ 20,362	$ 26,050	$ 25,823	$ (227)	-1%
Yield on average earning assets	3.94%	4.20%	4.04%		
Rate on average interest-bearing liabilities	-0.46%	-0.65%	-0.63%		
Net interest spread	3.49%	3.55%	3.41%		
Net interest margin	3.58%	3.69%	3.54%		
Average Balance					
Loans, including LHFS	$ 1,681,017	$ 2,298,569	$ 2,348,297	$ 49,728	2%
Marketable securities	506,834	498,188	497,828	(360)	0%
Other earning assets	68,452	46,407	54,059	7,652	16%
Total earning assets	2,256,303	2,843,164	2,900,184	57,020	2%
Interest-bearing deposits	1,553,286	1,996,539	1,982,489	(14,050)	-1%
Borrowed funds	245,633	261,042	298,850	37,808	14%
Total interest-bearing liabilities	$ 1,798,919	$ 2,257,581	$ 2,281,339	$ 23,758	1%
Noninterest bearing deposits	$ 389,092	$ 483,465	$ 502,158	$ 18,693	4%
Period End Balance					
Loans, including LHFS	$ 1,705,269	$ 2,338,864	$ 2,384,153	$ 45,289	2%
Marketable securities	510,892	495,256	504,425	9,169	2%
Other earning assets	53,527	50,945	55,174	4,229	8%
Total earning assets	2,269,688	2,885,065	2,943,752	58,687	2%
Interest-bearing deposits	1,576,043	1,977,228	1,978,686	1,458	0%
Borrowed funds	209,092	297,890	343,064	45,174	15%
Total interest-bearing liabilities	$ 1,785,135	$ 2,275,118	$ 2,321,750	$ 46,632	2%
Noninterest bearing deposits	$ 370,815	$ 496,195	$ 505,591	$ 9,396	2%

- Net interest margin contracted 15 basis points to 3.54% from 3.69% in 2Q'16 reflecting expected declines in both accretion income and underlying loan yields
- The components of the decline in net margin yield were roughly:
  - Impact of declining accretion income – 7 basis points
  - Impact of miscellaneous items such as swings in income related to non-accrual loans and premium write-off – 3 basis points, and
  - Impact of core net margin yield compression – 5 basis points
- Average loans, excluding loans held for sale, were up 8% (annualized) during the quarter reflecting steady growth
- Total average deposits were roughly flat versus 2Q'16
  - Average noninterest bearing deposits grew $19 million, or 15% annualized
  - Average net time deposits and brokered deposits declined $14 million
    - Replaced by short term borrowed funds at a more attractive rate

Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.).

Noninterest Income

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Three Month Results

	2015Q3	2016Q2	2016Q3	Linked Quarter Change	% Change
Adjusted Noninterest Income*					
Service charges on deposit accts	$ 1,370	$ 1,528	$ 1,671	$ 143	9%
Mortgage banking income	700	873	1,015	142	16%
Income from wealth mgmt activities	947	863	739	(124)	-14%
Income from capital markets activities	238	767	680	(87)	-11%
ATM and card income, net	537	776	730	(46)	-6%
Income from bank-owned life insurance (BOLI)	1,058	526	532	6	1%
Amortization of indemnification asset	(162)	(25)	(139)	(114)	456%
Other noninterest income	185	154	219	65	42%
Total adjusted noninterest income*	$ 4,873	$ 5,462	$ 5,447	$ (15)	0%
Gain (Loss) on sale of securities	54	(87)	-	87	-100%
Total noninterest income	$ 4,927	$ 5,375	$ 5,447	$ 72	1%

- Noninterest income was steady compared to strong results during the 2nd quarter
- Service charges increased at a healthy 9% pace during the quarter
- Mortgage banking income was up 16% reflecting higher production from new bankers in attractive markets
- Wealth income was down due mainly to softer brokerage volumes following a strong 2Q'16
- Capital markets fees reflected robust business activity, but were off from a record 2Q'16
- The amortization of indemnification asset reflects the termination of the FDIC loss share agreement
  - When netted against a related reduction in noninterest expenses, the total cost of exiting the agreements was $23 thousand pretax

(Unaudited; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Noninterest Expenses

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Three Month Results

	2015Q3	2016Q2	2016Q3	Linked Quarter Change	% Change
Adjusted Noninterest Expenses*					
Salaries and employee benefits	$ 9,952	$ 11,511	$ 11,189	$ (322)	-3%
Occupancy and equipment	2,591	3,025	3,078	53	2%
Data processing and service fees	1,668	1,975	1,912	(63)	-3%
Legal and professional fees	441	612	650	38	6%
Deposit charges and FDIC insurance	401	478	405	(73)	-15%
Loss on disposal of fixed assets, net	597	31	3	(28)	-90%
Communication fees	501	505	532	27	5%
Postage and supplies	123	142	115	(27)	-19%
Loan and collection expense	151	273	429	156	57%
Core deposit intangible amortization	347	458	458	-	0%
Advertising and promotion	313	286	43	(243)	-85%
Net cost of operation of OREO	163	70	(92)	(162)	-231%
Other noninterest expense	1,140	1,312	903	(409)	-31%
Total adjusted noninterest expenses*	$ 18,388	$ 20,678	$ 19,625	$ (1,053)	-5%
Merger-related expense	31	1,268	1,487	219	17%
Total noninterest expenses	$ 18,419	$ 21,946	$ 21,112	$ (834)	-4%
Memo Items					
FTE headcount (#)	485	529	542		

- Noninterest expenses declined $834 thousand, or 4%, from the second quarter
- Adjusted noninterest expenses* declined $1.1 million from the 2Q'16, reflecting disciplined expense management, achieving the remaining cost savings related to the First Capital merger, and three notable one time items which were:
  - Termination of the FDIC loss share agreements which resulted in a $165 thousand reduction in OREO expenses along with a $49 thousand increase in loan and collection expenses
  - An adjustment to advertising and marketing expenses accrued in the first half of 2016 of $177 thousand
  - An adjustment to the accrual for franchise taxes in other expenses for $397 thousand

(Unaudited; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Asset Quality

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Asset Quality Trends

	2015Q3	2016Q2	2016Q3	Linked Quarter Change	% Change
Asset Quality Measures					
Nonaccrual loans	$ 5,342	$ 5,185	$ 8,623	$ 3,438	66%
Troubled debt restructurings	3,090	2,582	2,549	(33)	-1%
Loans 90+-days past due, and still accruing	47	-	293	293	-
Nonperforming loans	8,479	7,767	11,465	3,698	48%
OREO	8,143	3,246	2,730	(516)	-16%
Nonperforming assets	$ 16,622	$ 11,013	$ 14,195	$ 3,182	29%
Nonperforming loans to total loans (%)	0.50%	0.33%	0.48%		
Nonperforming assets to total assets (%)	0.67%	0.35%	0.44%		
Net charge-offs (recoveries)	$ (294)	$ (159)	$ (97)		
Annualized net charge-offs to average loans (%)	-0.07%	-0.03%	-0.02%		
Allowance for Loan Losses	$ 8,742	$ 10,873	$ 11,612		
ALLL to total loans (%)	0.51%	0.47%	0.49%		
ALLL to non-acquired loans (%)	0.67%	0.69%	0.69%		
Aggregate FMV adjustment	$ 29,548	$ 31,277	$ 29,325		
Adjusted allowance*	$ 38,290	$ 42,150	$ 40,937		
Adjusted allowance to total loans* (%)	2.21%	1.79%	1.71%		

- Credit quality remains very strong
  - Recoveries continued to exceed charge-offs
  - Nonperforming loans up modestly during the quarter, reflecting the addition of two loans that are well secured and currently no loss is anticipated
  - Nonperforming loan and nonperforming assets ratios remain at very modest levels

(Unaudited; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix). Adjusted allowance is provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans.*

Appendix

Experienced Management Leadership

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Executive Officers

James C. Cherry
Chief Executive Officer



41 years of banking experience including Chief Executive Officer of Mid-Atlantic Banking, President of Virginia Banking, Head of Trust and Investment Management for Wachovia Bank. Completed BA at Hampden-Sydney College and graduated from the University of Virginia's Executive program. Serves as director of Armada Hoffler Properties, Inc. (NYSE:AHH), a Virginia Beach, Virginia REIT

Bryan F. Kennedy, III
President



35 years of banking experience including President North Carolina, Regions Bank and Executive Vice President, Park Meridian Bank. Helped organize Park Sterling in October 2006. Completed BS in Commerce at the University of Virginia, and MBA at the University of North Carolina.

Donald K. Truslow
Chief Financial Officer



30 years of banking experience including Chief Risk Officer of M&T Bank Corporation, President of the Financial Stability Industry Council, as well as Chief Risk Officer, Comptroller and Treasurer for Wachovia Corporation. Completed BS in Commerce at the University of Virginia.

Nancy J. Foster
Chief Risk Officer



32 years of banking experience including Chief Risk Officer for CIT Group and Chief Credit Officer of Community Banking Group at LaSalle Bank. Completed BS in Finance and Economics from Illinois State University, and MBA at the University of Chicago. Current Vice Chair of the Risk Management Association (RMA).

Experienced Directors

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Non-Management Directors

Leslie M. (Bud) Baker, Jr.
Chairman



Retired Chairman of Wachovia Corporation. Also served Wachovia as Chairman, President, Chief Executive Officer, and Chief Credit Officer, as well as President of the North Carolina Bank. Completed BS at the University of Richmond, and MBA at the University of Virginia.

Walter C. Ayers
Director



Retired President and Chief Executive Officer of the Virginia Bankers Association. Served as member of ABA's Communication Counsel, Government Relations Counsel and others. Completed BS at the College of William and Mary.

Larry W. Carroll
Director



President and Chief Executive Officer of Carroll Financial Associates, Inc., a registered investment advisory firm. CPA background. Park Sterling organizer in October 2006. Completed BS at Austin Peay State University, and MBA at the University of Tennessee.

Jean E. Davis
Director



Retired Senior Executive Vice President for Operations, Technology and e-Commerce at Wachovia Corporation. Also formerly head of Human Resources and head of Retail Banking. Completed BS at the University of North Carolina, and MBA at Duke University.

Patricia C. Hartung
Director



Executive Director of Upper Savannah Council of Governments. Founding member and former Chair of Community Capital Corporation. Completed BA and MBA at Clemson University.

Thomas B. Henson
Director



President of Henson-Tomlin Interests, LLC and Senior Managing Director of Southeastern Private Investment Fund. Helped organize Park Sterling in October 2006. M&A attorney by background. Completed BS at Vanderbilt University, and JD at Washington and Lee University.

Jeffrey S. Kane
Director



Retired Senior Vice President in charge of Charlotte office of Federal Reserve Bank of Richmond. Also served as head of Banking Supervision and Regulation. Completed BS at the University of Virginia, and graduated from the ABA Stonier Graduate School of Banking at the University of Pennsylvania.

Kim S. Price
Vice Chairman



Former President and Chief Executive Officer of Citizens South Banking Corporation and Citizens South Bank. Completed BS at Appalachian State University, and graduated from the Graduate School of Banking at Louisiana State University.

Ben R. Rudisill, II
Director



President of Rudisill Enterprises, Inc., since 1976. Former Chairman of Citizens South Banking Corporation and Citizens South Bank. Completed BS and MBA at Duke University.

Grant S. Grayson
Director



Partner and Shareholder in the law firm of LeClairRyan, focusing on matters of corporate law, real estate finance, M&A, bankruptcy, and creditors' rights. Previously a partner in the law firm of Cantor Arkema, P.C. Former Chairman of the Board of First Capital Bancorp, Inc. Completed BA at Northwestern University and JD at the University of Richmond.

Robert G. Whitten
Director

Co-owner and president of Whitten Brothers Holding Company, which owns and operates two automobile dealerships in the metro Richmond area. Former Director of First Capital Bancorp, Inc.

Appendix:

Acquired Loans

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For the Period Ended

	2015Q3	2016Q2	2016Q3	Linked Quarter Change
Acquired Loans and Fair Market Value (FMV) Adjustments				
Non-acquired loans	$1,297,485	$1,566,295	$1,678,539	112,244
Purchased performing loans	302,296	666,894	604,000	(62,894)
Less: remaining FMV adjustments	(2,194)	(4,964)	(4,160)	804
Purchased performing loans, net	300,102	661,930	599,840	(62,090)
Purchased credit impaired (PCI) loans	129,890	124,985	115,736	(9,249)
Less: remaining FMV adjustments	(27,353)	(26,313)	(25,165)	1,148
PCI loans, net	102,537	98,672	90,571	(8,101)
Total loans	$1,700,124	$2,326,897	$2,368,950	$ 42,053
Purchased perfoming and PCI as % of total loans	25%	34%	30%	
Purchased Performing FMV Adjustments				
Beginning FMV adjustment on purchased performing loans	$ (2,450)	$ (6,050)	$ (4,964)	$ 1,086
Accretion to interest income:				
First Capital	-	777	623	(154)
All other mergers	256	309	181	(128)
Ending FMV adjustment on purchased performing loans	$ (2,194)	$ (4,964)	$ (4,160)	$ 804
PCI FMV Adjustments				
Contractual principal and interest	$ 152,098	$ 143,701	$ 136,393	$ (7,308)
Nonaccretable difference	(14,512)	(14,652)	(14,699)	(47)
Expected cash flows as of the end of period	137,586	129,049	121,694	(7,355)
Accretable yield	(35,049)	(30,377)	(31,123)	(746)
Ending basis in PCI loans- estimated fair value	$ 102,537	$ 98,672	$ 90,571	$ (8,101)
Beginning accretable yield	$ (36,773)	$ (32,044)	$ (30,377)	$ 1,667
Loan system servicing income	1,525	1,434	1,532	98
Accretion to interest income	1,551	1,343	1,241	(102)
Reclass to (from) non-accretable yield	(897)	(522)	(2,691)	(2,169)
Other adjustments	(455)	(588)	(828)	(240)
Period end accretable yield**	$ (35,049)	$ (30,377)	$ (31,123)	$ (746)

*(Unaudited; $ in thousands). **difference between the remaining FMV discount on PCI loans and the period end accretable yield is a function of projected estimated expected interest income being included in the period end accretable yield.*

Peer Group

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- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded financial institution
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)
  - Consistent with peer group recommendations from external compensation consultant

	Insitution	Ticker	Exchange	State	City	Total Assets ($ in thousands)	Market Capitalization ($ in millions)	Dividend Yield (% annualized)	Price / Tangible Book Value (%)	Price / LTM EPS (%)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,601,651	$ 235.5	3.51	149.1	14.2
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	6,226,902	1,263.1	1.10	251.8	18.3
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	6,479,536	1,171.5	0.82	199.4	17.4
4	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Richmond	1,189,522	118.5	-	107.4	NM
5	CommunityOne Bancorp	COB	NASDAQ	NC	Charlotte	2,360,487	341.4	-	121.5	35.1
6	Fidelity Southern Corporation	LION	NASDAQ	GA	Atlanta	4,279,551	497.4	2.52	151.1	15.9
7	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,466,740	405.0	1.58	146.3	14.7
8	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,495,328	410.5	2.66	180.4	17.4
9	Hampton Roads Bankshares, Inc.	XBKS	NASDAQ	VA	Richmond	2,092,448	538.0	-	134.6	4.2
10	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	2,717,677	329.0	-	96.7	28.1
11	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**3,176,755**	**445.6**	**1.92**	**159.7**	**23.2**
12	State Bank Financial Corporation	STBZ	NASDAQ	GA	Atlanta	3,586,503	845.6	2.44	166.5	18.5
13	South State Corporation	SSB	NASDAQ	SC	Columbia	8,723,992	1,757.3	1.76	236.2	17.2
14	TowneBank	TOWN	NASDAQ	VA	Portsmouth	7,940,695	1,565.4	2.07	208.3	23.9
15	Union Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	8,118,110	1,229.2	2.69	180.6	16.7
16	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	9,930,832	1,508.5	1.50	165.8	18.1
17	Yadkin Financial Corporation	YDKN	NYSE	NC	Raleigh	7,455,519	1,435.5	1.44	222.4	22.6
										-
	MEDIAN					**$ 3,586,503**		**1.58**	**165.8**	**17.8**

Source: SNL Financial; financial data as of June 30, 2016; market data as of October 25, 2016.

Reconciliation of Non-GAAP Financial Measures

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PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands, except per share amounts)
(as of or for the three month period ended)

	September 30, 2016 (Unaudited)	June 30, 2016 (Unaudited)	September 30, 2015 (Unaudited)
Adjusted net income			
Pretax income (as reported)	$ 9,516	$ 8,597	$ 6,870
Plus: merger-related expenses	1,487	1,268	31
(gain) loss on sale of securities	-	87	(54)
Adjusted pretax income	11,003	9,952	6,847
Tax expense	3,691	3,509	2,085
Adjusted net income	$ 7,312	$ 6,443	$ 4,762
Divided by: weighted average diluted shares	52,743,928	52,704,537	44,287,019
Adjusted net income per share	0.14	$ 0.12	$ 0.11
Estimated tax rate for adjustment	*33.54%*	*34.26%*	*32.56%*
Adjusted noninterest income			
Noninterest income (as reported)	$ 5,447	$ 5,375	$ 4,927
Less: (gain) loss on sale of securities	-	87	(54)
Adjusted noninterest income	$ 5,447	$ 5,462	$ 4,873
Adjusted noninterest expenses			
Noninterest expenses (as reported)	$ 21,112	$ 21,946	$ 18,419
Less: merger-related expenses	(1,487)	(1,268)	(31)
Adjusted noninterest expenses	$ 19,625	$ 20,678	$ 18,388
Adjusted operating expense			
Noninterest expenses (as reported)	$ 21,112	$ 21,946	$ 18,419
Less: merger-related expenses	(1,487)	(1,268)	(31)
Less: amortization of intangibles	(458)	(458)	(347)
Adjusted operating expense	$ 19,167	$ 20,220	$ 18,041
Adjusted operating revenues			
Net Interest Income (as reported)	$ 25,823	$ 26,050	$ 20,362
Plus: noninterest income (as reported)	5,447	5,375	4,927
Less: (gain) loss on sale of securities	-	87	(54)
Adjusted operating revenues	$ 31,270	$ 31,512	$ 25,235
Adjusted operating expense to adjusted operating revenues			
Adjusted operating expense	$ 19,167	$ 20,220	$ 18,041
Divided by: adjusted operating revenues	31,270	31,512	25,235
Adjusted operating expense to adjusted operating revenues	61.30%	64.17%	71.49%
Noninterest expenses to net interest income plus noninterest income	67.52%	69.84%	72.83%
Adjusted return on average assets			
Adjusted net income	$ 7,312	$ 6,443	$ 4,762
Divided by: average assets	3,186,799	3,135,031	2,473,034
Multiplied by: annualization factor	3.98	4.02	3.97
Adjusted return on average assets	0.91%	0.83%	0.76%
Return on average assets	0.79%	0.71%	0.77%
Adjusted return on average equity			
Adjusted net income	$ 7,312	$ 6,443	$ 4,762
Divided by: average common equity	357,577	352,505	282,426
Multiplied by: annualization factor	3.98	4.02	3.97
Adjusted return on average equity	8.14%	7.35%	6.69%
Return on average equity	7.04%	6.33%	6.71%

Non-GAAP Financial Measures

Tangible assets, tangible common equity, average tangible common equity, tangible book value, adjusted net income, adjusted noninterest income, adjusted operating revenues, adjusted noninterest expense, adjusted operating expenses, adjusted allowance for loan losses, and related ratios and per share measures, including adjusted return on average assets, and adjusted return on average equity, as used throughout this presentation, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity , tangible book value, and average tangible common equity (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); and (iii) adjusted net income and adjusted noninterest income (which exclude merger-related expenses and gain or loss on sale of securities, as applicable), adjusted noninterest expense (which excludes merger-related expenses), adjusted operating expense (which excludes merger-related expenses and amortization of intangibles) and adjusted operating revenues (which includes net interest income and noninterest income and excludes gain or loss on sale of securities, as applicable) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Financial Measures

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PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands, except per share amounts)
(as of or for the three month period ended)

	September 30, 2016 (Unaudited)	June 30, 2016 (Unaudited)	September 30, 2015 (Unaudited)
Tangible common equity to tangible assets			
Total assets	$ 3,226,938	$ 3,174,075	$ 2,485,134
Less: intangible assets	(74,926)	(75,551)	(39,115)
Tangible assets	$ 3,152,012	$ 3,098,524	$ 2,446,019
Total common equity	$ 358,696	$ 354,450	$ 284,205
Less: intangible assets	(74,926)	(75,551)	(39,115)
Tangible common equity	$ 283,770	$ 278,899	$ 245,090
Tangible common equity	$ 283,770	$ 278,899	$ 245,090
Divided by: tangible assets	3,152,012	3,098,524	2,446,019
Tangible common equity to tangible assets	9.00%	9.00%	10.02%
Common equity to assets	11.12%	11.17%	11.44%
Tangible book value per share			
Issued and outstanding shares	53,305,834	53,332,369	44,909,447
Less: nondilutive restricted stock awards	(837,561)	(969,991)	(974,183)
Period end dilutive shares	52,468,273	52,362,378	43,935,264
Tangible common equity	$ 283,770	$ 278,899	$ 245,090
Divided by: period end dilutive shares	52,468,273	52,362,378	43,935,264
Tangible common book value per share	$ 5.41	$ 5.33	$ 5.58
Common book value per share	$ 6.84	$ 6.77	$ 6.47
Adjusted return on average tangible common equity			
Average common equity	$ 357,577	$ 352,505	$ 282,426
Less: average intangible assets	(75,196)	(76,083)	(39,284)
Average tangible common equity	$ 282,381	$ 276,422	$ 243,142
Net income	$ 6,324	$ 5,552	$ 4,778
Divided by: average tangible common equity	282,381	276,422	243,142
Multiplied by: annualization factor	3.98	4.02	3.97
Return on average tangible common equity	8.91%	8.08%	7.80%
Adjusted net income	$ 7,312	$ 6,443	$ 4,762
Divided by: average tangible common equity	282,381	276,422	243,142
Multiplied by: annualization factor	3.98	4.02	3.97
Adjusted return on average tangible common equity	10.30%	9.37%	7.77%
Adjusted allowance for loan losses			
Allowance for loan losses	$ 11,612	$ 10,873	$ 8,742
Plus: acquisition accounting FMV adjustments to acquired loans	29,325	31,277	29,548
Adjusted allowance for loan losses	$ 40,937	$ 42,150	$ 38,290
Divided by: total loans (excluding LHFS before FMV adjustments)	$ 2,398,275	$ 2,358,174	$ 1,729,672
Adjusted allowance for loan losses to total loans	1.71%	1.79%	2.21%
Allowance for loan losses to total loans	0.49%	0.47%	0.51%